                                  EXHIBIT 99.1


                       CERTIFICATE OF THE CHIEF EXECUTIVE
                          OFFICER OF GENTEX CORPORATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350):

I, Fred T. Bauer, Chief Executive Officer of Gentex Corporation, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

         (1) The annual report on Form 10-K for the year ended December 31, 2002, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and;
         (2) The information contained in this annual report on Form 10-K for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.

                               GENTEX CORPORATION



Dated:  February 27, 2003      By:    /s/ Fred T. Bauer
       ----------------------      --------------------------------------------
                                      Fred T. Bauer

                               Its:   Chief Executive Officer




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